EXHIBIT 4.3






COMMON STOCK                                COMMON STOCK

PAR VALUE ONE CENT ($.01)                   PAR VALUE ONE CENT ($.01)



INCORPORATED UNDER THE LAWS                 CUSIP 220493 10 0
  OF THE STATE OF DELAWARE                  SEE REVERSE FOR CERTAIN DEFINITIONS


       CORT BUSINESS SERVICES CORPORATION

THIS CERTIFIES THAT


IS THE OWNER OF


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF

Cort Business Services Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate shall not be valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:


                                                     AUTHORIZED SIGNATURE
/s/  Edward J. Baer       [CORPORATE SEAL]       /s/
SECRETARY                                               PRESIDENT AND
                                              CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
                           TRANSFER AGENT
BY                          AND REGISTRAR

   Upon request, the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common         UNIF GIFT MIN ACT -        Custodian
TEN ENT - as tenants by the entireties                    --------        ------
JT TEN - as joint tenants with right                       (Cust)        (Minor)
         of survivorship and not as                under Uniform Gifts to Minors
         tenants in common                         Act
                                                       -------------------------
                                                         (State)


       Additional abbreviations may also be used though not in the above list.


For value received                         hereby sell, assign and transfer unto
                  -------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
/--------------------------------------/
/                                      /
/                                      /
- -------------------------------------------------------------------------------


- -------------------------------------------------------------------------------
            (Please print or typewrite names and addresses including
                         postal zip codes of assignee)

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                                                                         Shares
- -------------------------------------------------------------------------
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                     Attorney
- ---------------------------------------------------------------------
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                      , 19
     ---------------------     ----

In presence of

- -------------------------------   ----------------------------------------------
                                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or abbreviation or any change whatsoever.




Signature(s) Guaranteed:



- ---------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17AD15.